UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2013

General Motors Financial Company, Inc.

Exact name of registrant as specified in its charter)

Texas	1-10667	75-2291093
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

801 Cherry Street, Suite 3500, Fort Worth, Texas 76102

(Address of principal executive offices, including Zip Code)

(817) 302-7000

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On May 6, 2013, General Motors Financial Company, Inc. (the “Company”) announced that it intends to offer $2,000,000,000 in aggregate principal amount of its senior notes in various tranches to certain institutional investors in an unregistered offering (the “Offering”). In connection with the Offering, the Company disclosed certain information to prospective investors in a preliminary offering memorandum dated May 6, 2013 (the “Preliminary Offering Memorandum”). Pursuant to Regulation FD, the Company is furnishing as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, 99.8 and 99.9 the following information: (i) certain subsections of the section of the Preliminary Offering Memorandum entitled “Offering Memorandum Summary”; (ii) the section of the Preliminary Offering Memorandum entitled “Unaudited Pro Forma Condensed Combined Financial Information,” which includes the unaudited pro forma financial statements reflecting the Company’s acquisition of the auto finance and financial services operations of Ally Financial Inc. (“Ally”) in Europe and Latin America and its non-controlling 40% equity interest in GMAC-SAIC Automotive Finance Company Limited, which conducts auto finance and financial services business in China (collectively, the “International Operations”); (iii) certain subsections of the section of the Preliminary Offering Memorandum entitled “Risk Factors,” including the subsections entitled “—Risks Related to Our Business” and “—Additional Risks Related to the International Operations”; (iv) the section of the Preliminary Offering Memorandum entitled “Acquisition of the International Operations”; (v) the section of the Preliminary Offering Memorandum entitled “Capitalization”; (vi) the section of the Preliminary Offering Memorandum entitled “Selected Consolidated Financial Data for the International Operations,” (vii) certain subsections of the section of the Preliminary Offering Memorandum entitled “Business,” including the subsection entitled “—International Operations”; (viii) certain subsections of the section of the Preliminary Offering Memorandum entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” regarding the International Operations, including the subsections entitled “—Management’s Discussion and Analysis of Financial Condition and Results of Operations of the International Operations” and “—Liquidity and Capital Resources of the International Operations”; and (ix) the audited financial statements of the International Operations for the fiscal years ended December 31, 2012, 2011 and 2010.

The information in this Item 7.01, including Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, 99.8 and 99.9, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

As described in Item 7.01, on May 6, 2013, the Company announced the commencement of the Offering. The Company intends to use the net proceeds from the Offering to fund a portion of the acquisition of the International Operations, to repay certain indebtedness to General Motors Company (“GM”) pursuant to its inter-company loan from GM and for general working capital purposes. A copy of the press release announcing the Offering is attached as Exhibit 99.10 hereto and is incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Subsections of the “Offering Memorandum Summary” section of the Preliminary Offering Memorandum.

99.2	“Unaudited Pro Forma Condensed Combined Financial Information” section of the Preliminary Offering Memorandum.

99.3	Subsections of the “Risk Factors” section of the Preliminary Offering Memorandum.

99.4	“Acquisition of the International Operations” section of the Preliminary Offering Memorandum.

99.5	“Capitalization” section of the Preliminary Offering Memorandum.

99.6	“Selected Consolidated Financial Data for the International Operations” section of the Preliminary Offering Memorandum.

99.7	Subsections of the “Business” section of the Preliminary Offering Memorandum.

99.8	Subsections of the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of the Preliminary Offering Memorandum.

99.9	Audited financial statements of the International Operations for the fiscal years ended December 31, 2012, 2011 and 2010.

99.10	Press Release dated May 6, 2013, announcing the Offering.

Forward-Looking Statements

Except for the historical information contained herein, the matters discussed in this report include forward-looking statements that involve risks and uncertainties. Such risks include – but are not limited to – the Company’s ability to close the acquisition of the remaining portions of Ally’s international operations that the Company has not already acquired and integrate the operations that the Company has acquired and will acquire into its business successfully, changes in general economic and business conditions, GM’s ability to sell new vehicles that the Company finances, the Company’s dependence on the financial condition of GM dealers, interest rate and exchange rate fluctuations, the Company’s financial condition and liquidity, as well as future cash flows and earnings, competition, the effect, interpretation or application of new or existing laws, regulations, court decisions and accounting pronouncements, the availability of sources of financing, the level of net credit losses, delinquencies and prepayments on the loans and leases the Company originates, the prices at which used cars are sold in the wholesale auction markets, changes in business strategy, including acquisitions and expansion of product lines and credit risk appetite, the ability to integrate the business and operations of acquisitions, and significant litigation. These forward-looking statements are based on the beliefs of the Company’s management as well as assumptions made by and information currently available to the Company’s management. Actual events or results may differ materially. It is advisable not to place undue reliance on any forward-looking statements. The Company undertakes no obligation to, and does not, publicly update or revise any forward-looking statements, except as required by federal securities laws, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Motors Financial Company, Inc.
(Registrant)

Date: May 6, 2013	By:	/s/ CHRIS A. CHOATE
Chris A. Choate
Executive Vice President, Chief Financial Officer and Treasurer

Index to Exhibits

Exhibit No.	Description
99.1	Subsections of the “Offering Memorandum Summary” section of the Preliminary Offering Memorandum.

99.2	“Unaudited Pro Forma Condensed Combined Financial Information” section of the Preliminary Offering Memorandum.

99.3	Subsections of the “Risk Factors” section of the Preliminary Offering Memorandum.

99.4	“Acquisition of the International Operations” section of the Preliminary Offering Memorandum.

99.5	“Capitalization” section of the Preliminary Offering Memorandum.

99.6	“Selected Consolidated Financial Data for the International Operations” section of the Preliminary Offering Memorandum.

99.7	Subsections of the “Business” section of the Preliminary Offering Memorandum.

99.8	Subsections of the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of the Preliminary Offering Memorandum.

99.9	Audited financial statements of the International Operations for the fiscal years ended December 31, 2012, 2011 and 2010.

99.10	Press Release dated May 6, 2013, announcing the Offering.